UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2014
Date of Report (Date of earliest event reported)

AMERICAN PETRO-HUNTER, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-22723	90-0552874
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

250 N. Rock Rd., Suite 365
Wichita KS, 67206
(316) 201-1853
(Address and telephone number of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 2.01 below is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 10, 2014, American Petro-Hunter, Inc. (the “Company”) completed a sale to Roberson Oil Company, Inc., an Oklahoma corporation, of all its rights in and to certain properties located in Payne and Lincoln Counties in Oklahoma (the “Properties”), pursuant to the terms of a Purchase and Sale Agreement, dated February 14, 2014 (the “Agreement”). Pursuant to the terms of the Agreement, the sale includes all the Company’s rights in the six wells located on the Properties and the Company’s rights under the Oil and Gas Development Agreement with Bay Petroleum Corp., dated January 4, 2012, as amended, and all Joint Operating Agreements related to the wells. The Company received cash consideration of $540,000 in exchange for the assets purchased pursuant to the Agreement. The description of the Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

On March 5, 2014, the Company issued a press release discussing the Agreement and its plans to expand its business to include the acquisition and operation of workforce accommodation facilities servicing the energy industry, in addition to the Company’s continued exploration, development and production of crude oil and natural gas properties. In connection with this new business strategy, the Company expects it will undertake changes to the Company’s management team and Board of Directors and may change the name of the Company to reflect the shift in its business focus. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
2.1	Purchase and Sale Agreement with Roberson Oil Company, Inc., dated February 14, 2014
99.1	Press Release of the Company, dated March 5, 2014

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PETRO-HUNTER INC.,
a Nevada Corporation

Dated: March 13, 2014	/s/ Robert B. McIntosh
Robert B. McIntosh, Chief Executive Officer